INVESCO MONEY MARKET FUNDS, INC.

                                 CIK 0000035685
                           1940 Act File No. 811-2606

                                     EXHIBIT

SUB-ITEM  77Q1(a)    Articles of  Amendment to the Articles of Incorporation
                     of INVESCO Money Market Funds Inc., filed on  May  17,
                     2000,  which  was  previously  filed  with Post-Effective
                     Amendment No. 39 to INVESCO Money Market Funds, Inc.
                     Registration Statement filed on May 30, 2000 and incorporated herein by reference.